UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) JUNE 21, 2007


                               PARKE BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)

       New Jersey                      0-51338                      65-1241959
-----------------------------        --------------              ---------------
 (State or Other Jurisdiction        SEC Commission               (IRS Employer
     of Incorporation)                   File No.)        Identification Number)


601 Delsea Drive, Washington Township, New Jersey                       08080
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (856) 256-2500
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                               PARKE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

     This Form 8-K/A is being filed to correct a typographical error contained in the Form 8-K filed on June 26, 2007.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The disclosure set forth at Item 2.03 is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On June 21, 2007, the Registrant completed the issuance and sale of $3 million in aggregate liquidation amount of trust preferred securities (the "Securities") issued by the Registrant's newly formed subsidiary, Parke Capital Trust III, a Delaware Statutory Trust (the "Trust") in a pooled trust preferred transaction. The Trust simultaneously issued 93 shares of the Trust's common securities (the "Common Securities") to the Registrant for the purchase price of $93,000 which constitute all of the issued and outstanding common securities of the Trust. The Trust used the proceeds from the sale of the Securities and the Common Securities to purchase $3,093,000 in aggregate principal amount of unsecured junior subordinated deferrable interest debt securities issued by the Registrant (the "Junior Subordinated Debt"). The net proceeds to the Registrant from the sale of the Junior Subordinated Debt will be used by the Registrant for general corporate purposes.

     The Securities and the Junior Subordinated Debt will mature on September 15, 2037. Distributions on the Securities are cumulative and will be payable quarterly at a floating rate equal to three-month LIBOR plus 1.50%, reset quarterly. The initial rate is 6.86%. The Securities are redeemable at any time after June 15, 2012 at par and without penalty, and may be redeemed earlier following the occurrence of specified Special Events. In each case, the right of the Registrant to redeem the related Junior Subordinated Debt, and thereby to cause the redemption of the Securities, will be subject to the Registrant's receipt of prior approval from the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve. The Registrant has the ability to defer interest payments on the Securities for up to 20 consecutive quarterly periods (5 years), provided that there is no event of default. The required notification period for such deferral will be 15 business days or shorter. Interest on the Securities will accrue during the extension period, and all accrued principal and interest must be paid at the end of each extension period. During a deferral period, the Registrant may not, except in certain limited circumstances, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Registrant's capital stock or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Registrant that rank pari passu in all respects with or junior in interest to the Junior Subordinated Debt.

     The Junior Subordinated Debt was issued pursuant to an Indenture, dated as of June 21, 2007 (the "Indenture") between the Registrant as issuer and Wilmington Trust Company as trustee. The terms of the Junior Subordinated Debt are substantially the same as the terms of the Securities. The interest paid by the Registrant on the Junior Subordinated Debt will be used by the Trust to pay the quarterly distributions on the Securities.

     The terms of the Securities are governed by an Amended and Restated Declaration of Trust, dated as of June 21, 2007 (the "Trust Agreement") among the Registrant as sponsor, Wilmington Trust Company, as institutional trustee and Delaware trustee and the administrators named therein.

     Under the terms of the Securities, an event of default generally occurs upon the Registrant's failure to make required payments when due, its declaration of bankruptcy, or breach of certain covenants with the Junior Subordinated Debt, among other things.

     In connection with the placement of the Securities, the Registrant entered into a Guarantee Agreement with Wilmington Trust Company as guarantee trustee, dated as of June 21, 2007 (the "Guarantee Agreement"), for the purpose of guaranteeing the payment, after the expiration of any cure period, of any amounts to be paid by the Trust under the terms of the Securities. The obligations of the Registrant under the Guarantee Agreement constitute unsecured obligations of the Registrant and rank subordinate and junior to all senior debt of the Registrant. The Guarantee Agreement shall terminate upon the full payment of the redemption price for the Securities or full payment of the Junior Subordinated Debt upon liquidation of the Trust.

     The placement of the Securities was conducted pursuant to a Placement Agreement, dated June 13, 2007 (the "Placement Agreement"), among the
Registrant, the Trust and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc., as placement agents.

     The preceding discussion is qualified in its entirety by reference to the terms of the Trust Agreement, the Indenture, the Guarantee Agreement, the form of Capital Securities Certificate and the Placement Agreement, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits:

     4.1  Amended and Restated Declaration of Trust dated as of June 21, 2007*
     4.2  Indenture dated as of June 21, 2007*
     4.3  Guarantee Agreement dated as of June 21, 2007*
     4.4  Form of Capital Securities Certificate of Parke Capital Trust III*
     4.5  Placement Agreement dated June 13, 2007*

     *    Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           PARKE BANCORP, INC.


Date: June 28, 2007                        By: /s/ Robert A. Kuehl
                                              ----------------------------------
                                              Robert A. Kuehl
                                              Senior Vice President
                                              (Chief Financial Officer)